CSFB 05-1

Group 4

Pay rules

1.

Concurrently:

a.

50.0000974963181% as follows:

i.

Pay according to the aggregate PAC1 schedule as follows:

1.

Concurrently:

a.

50% as follows:

i.

Concurrently:

1.

50% Pay pro-rata as follows:

a.

88.88888996139% Pay, pro-rata, to the 4P1-4P9 until retired.

b.

11.11111003861% Pay to the 4FL1 until retired.

2.

50% as follows:

a.

Pay according to the aggregate PAC2 schedule as follows:

i.

Pay, pro-rata, to the 4P23-4P27 until retired.

b.

Concurrently:

i.

88.8888931963559% Pay, pro-rata, to the 4P10-4P18 until retired.

ii.

11.1111068036441% Pay to the 4FL2 until retired.

c.

Pay disregarding the aggregate PAC2 schedule as follows:

i.

Pay, pro-rata, to the 4P23-4P27 until retired.

ii.

Pay, pro-rata, to the 4P19-4P21 until retired.

iii.

Pay to the 4P22 until retired.

b.

50% as follows:

i.

Pay, pro-rata, to the 4P28-4P32 until retired.

ii.

Pay to the 4P33 until retired.

ii.

Concurrently:

1.

7.9447322970639% Pay to the COMBO1 until retired.

2.

92.0552677029361% as follows:

a.

Concurrently:

i.

15.6347717323327% Pay, pro-rata, to the 1A9 and the 1A10 until retired.

ii.

84.3652282676673%  Concurrently as follows:

1.

22.5987503971196%  Pay, pro-rata,  to the COMBO2 and 1A12 until retired.

2.

77.4012496028804% Concurrently as follows:

a.

16.7601587084416% Pay, pro-rata, to the COMBO2 and 1A13 until retired.

b.

83.2398412915583% Concurrently as follows:

i.

44.6252465483235% Pay, pro-rata to the COMBO2 and 1A14 until retired.

ii.

55.3747534516765% Pay to the 1A1 until retired.

iii.

Pay, sequentially to the COMBO1, 1A3 and the 1A4, in that order, until retired.

iv.

Pay disregarding the aggregate PAC1 schedule as follows:

1.

Concurrently:

a.

50% as follows:

i.

Concurrently:

1.

50% Pay pro-rata as follows:

a.

88.88888996139% Pay pro-rata to the 4P1-4P9 until retired.

b.

11.11111003861% Pay to the 4FL1 until retired.

2.

50% as follows:

a.

Pay according to the aggregate PAC2 schedule as follows:

i.

Pay, pro-rata, to the 4P23-4P27, until retired.

b.

Concurrently:

i.

88.8888931963559% Pay, pro-rata, to the 4P10-4P18 until retired.

ii.

11.1111068036441% Pay to the 4FL2 until retired.

c.

Pay disregarding the aggregate PAC2 schedule as follows:

i.

Pay, pro-rata, to the 4P23-4P27, until retired.

ii.

Pay, pro-rata to the 4P19-4P21 until retired.

iii.

Pay to the 4P22 until retired.

b.

50% as follows:

i.

Pay, pro-rata, to the 4P28-4P32 until retired.

2.

Pay to the 4P33 until retired

b.

49.9999025036819% Pay to the 4PT1 until retired.

COMBO1 Payrules

1.

Concurrently:

a.

9.42028985507246% Pay to the 1A2 until retired.

b.

90.5797101449275% as follows:

i.

Pay according to the aggregate TAC schedule as follows:

1.

Concurrently:

a.

20% Pay to the 1A6 until retired.

b.

80% Pay, sequentially to the 1A7 and the 1A8, in that order, until retired.

ii.

Pay to the 1A5 until retired.

iii.

Pay  disregarding the aggregate TAC schedule as follows:

1.

Concurrently:

a.

20% Pay to the 1A6 until retired.

b.

80% Pay, sequentially to the 1A7 and the 1A8, in that order, until retired.

COMBO2 Payrules

1. Pay to the 1A11 until retired.

Notes

Pxing Speed = 300 PSA

PAC1 Bands  = 125 – 350 PSA

PAC2 Bands =  0 – 125 PSA

Targeted Speed (TAC) = 175 PSA

Inverses :

(Note : ** 24 Day Delay Below**)

1A12 – 24 day delay, 12.50% - (1.66666667 * ML), 12.50% Cap, 3% Floor, Initial Libor – 2.40%

1A13 – 24 day delay, 11.1% - (1.33333333 * ML), 11.10% Cap, 3.5% Floor, Initial Libor – 2.40%

1A14 – 24 day delay, 9.70% - 1ML, 9.70% Cap, 4% Floor, Initial Libor – 2.40%

Floaters :

1A11 - 24 day delay, 1ML + 1.30%, 7.00% Cap, 1.30% Floor, Initial Libor – 2.40%

4FL1- 0 day delay, 1ML + 0.25%, 7.50% Cap, 0.25% Floor, Initial Libor – 2.40%

4IN1 - 0 day delay, 7.25% - 1ML, 7.25% Cap, 0% Floor, Initial Libor – 2.40%

Notional to: 4FL1

4FL2 - 0 day delay, 1ML + 0.25%, 7.50% Cap, 0.25% Floor, Initial Libor – 2.40%

4IN2 - 0 day delay, 7.25% - 1ML, 7.25% Cap, 0% Floor, Initial Libor – 2.40%

Notional to: 4FL2

IO’s:

4IO1 = (0.25/5.50) *  (4P1-4P9 balances)

4IO2 = (0.25/5.50) *  (4P10-4P18 balances)

Settlement = 1/31/05